UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 12, 2004



                              INNODATA ISOGEN, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                  0-22196                 13-3475943
 (State of other jurisdiction     (Commission             (I.R.S. Employer
       of incorporation)           File Number)          Identification No.)


          Three University Plaza                              07601
           Hackensack, NJ 07601                             (Zip Code)
 (Address of principal executive offices)


                                 (201) 488-1200
              (Registrant's telephone number, including area code)

Table of Contents
-----------------

Item 7.  Financial Statements and Exhibits.

       (c)   Exhibits

       99.1  Press release, dated August 12, 2004, issued by Innodata Isogen,
             Inc.


Item 12. Results of Operations and Financial Condition.

     The information contained in this Item 12 is being furnished pursuant to
Item 12 of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

     On August 12, 2004, Innodata Isogen, Inc. issued a press release announcing its results of operations for the three months ended June 30, 2004, and financial condition as of June 30, 2004. A copy of the press release is attached hereto as Exhibit 99.1.

     The information, including the exhibit attached hereto, in this Current Report on Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as otherwise expressly stated in such filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INNODATA ISOGEN, INC.



Date: August 12, 2004                          By: /s/ Stephen Agress
                                                   -----------------------------
                                                   Stephen Agress
                                                   Vice President, Finance

                                  EXHIBIT INDEX
                                  -------------


     Exhibit No.                             Description
     ------------          -----------------------------------------------------
        99.1               Press Release, dated August 12, 2004, issued by
                           Innodata Isogen, Inc.